                              TRANSFEREE AGREEMENT



         THIS TRANSFEREE AGREEMENT (this "Agreement") is made as of the 4th day of March, 2002, by and between Insignia Financial Services, Inc., as a Member ("Transferor") of Insignia Opportunity Directives II, LLC, a Delaware limited liability company (the "Company"), and ____________________, an individual who desires to become a Member ("Transferee") pursuant to this Agreement. All capitalized terms used but not defined herein have the same meanings as in the Amended and Restated Limited Liability Company Agreement of the Company (the "LLC Agreement"), a copy of which is attached hereto as Annex A.

         WHEREAS, Transferor is a wholly-owned subsidiary of Insignia Financial Group, Inc., a Delaware corporation (collectively with its subsidiaries, "Insignia"), and Insignia is causing Transferor to enter into this Agreement;

         WHEREAS, Insignia desires to incentivize and retain in the employ of Insignia certain individuals and to compensate them for their contributions to the growth and profits of Insignia and thereby induce them to continue to make such contributions in the future;

         WHEREAS, Transferee is an employee of Insignia;

         WHEREAS, in furtherance thereof, and pursuant to and in accordance with the LLC Agreement, this Agreement is designed to transfer and assign ("Transfer") a Profits Interest represented by ___ Class A Units, ___ Class B Units and ___ Class C Units in the Company from Transferor to Transferee, subject to forfeiture as provided herein; and

         WHEREAS, the parties hereto desire to execute this Agreement to further evidence the Transfer by Transferor;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

         1.       Definitions.

                  Whenever used herein, the following capitalized terms shall have the meanings set forth below:

                  "Board" means the Board of Managers of the Company.

                  "Cause" means: (a) if Transferee has a written employment agreement with Insignia containing a definition of the term "Cause," such definition; otherwise, (b) (i) engaging in willful or gross misconduct or neglect, (ii) repeatedly failing to adhere to the directions of superiors or the written policies and practices of Insignia, (iii) the commission of a felony or a crime of moral turpitude or any crime involving Insignia, (iv) fraud, misappropriation or embezzlement, (v) a material breach of Transferee's employment agreement (if any) with Insignia, or (vi) any other illegal act detrimental to Insignia.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company" has the meaning set forth in the recitals.

                  "Disability" means a disability which renders Transferee incapable of performing substantially all of his or her material duties for Insignia for a period of at least 180 consecutive days.

                  "Insignia" has the meaning set forth in the recitals.

                  "IRS" means the Internal Revenue Service.

                  "LLC Agreement" means the Amended and Restated Limited Liability Company Agreement of the Company dated as of September 28, 2001, as the same may be amended and/or restated from time to time.

                  "Transfer" has the meaning set forth in the recitals.

                  "Transferee" has the meaning set forth in the recitals.

                  "Transferor" has the meaning set forth in the recitals.

                  "Units" means the Class A Units, Class B Units and Class C Units Transferred pursuant to this Agreement.

                  "Unvested Unit" means a Unit that was Transferred to Transferee pursuant to this Agreement which continues to be subject to forfeiture pursuant to Section 4 at the time in question.

                  "Vested Unit" means a Unit that was Transferred to Transferee pursuant to this Agreement which is no longer subject to forfeiture pursuant to
Section 4 at the time in question.

         2.       Transfer of Units.

                  (a) Transferor hereby Transfers ____ Class A Units, ____ Class B Units and ____ Class C Units to Transferee, and Transferee hereby accepts such Units, in each case subject to forfeiture as provided in Section 4 hereof and the other terms and conditions of this Agreement.

                  (b) Transferee will be entered into the records of the Company as the holder of the Units Transferred pursuant to this Agreement, and Transferee shall be subject to the provisions and restrictions set forth in the LLC Agreement.

         3.       Effective Date of Agreement.

                  This Agreement is effective as of the date first above written. As required by the LLC Agreement, the Board of the Company has approved this Agreement and the Transfer of Units pursuant hereto as evidenced by its signature on the signature page hereto.

         4.       Restrictions and Conditions; Forfeiture.

                  (a) The Class A Units, Class B Units and Class C Units Transferred pursuant to this Agreement are subject to forfeiture back to Transferor during such periods, in such percentage amounts and upon the occurrence of such conditions and events as are indicated on Schedule I attached hereto. Unless otherwise agreed to in writing by Transferor, in the event that Transferee Transfers some or all of his Units to one or more Permissible Transferees and a forfeiture event occurs at a time when Unvested Units subject to forfeiture are outstanding, each of Transferee and each such Permissible Transferee shall be deemed to own, and shall therefore forfeit, a number of Unvested Units equal to (X) the total number of Units then held by such person multiplied by (Y) the ratio of the total number of Units then held by such person to the total number of Units then held by Transferee and all such Permissible Transferees. Transferee covenants and agrees that he will not Transfer any Units to any Permissible Transferee unless such Transfer occurs pursuant to a written instrument signed by such Permissible Transferee in which such Permissible Transferee expressly (i) acknowledges the forfeiture provisions contained in this Section 4, (ii) agrees that the Transferred Units will be subject to potential forfeiture as a result of such provisions and (iii) names Transferor as an intended third-party beneficiary of such acknowledgement and covenant.

                  (b) Except as provided in Section 4(a), Transferee (and any Permissible Transferee of Transferee) shall have, in respect of the Units, all of the rights of a Member of the Company, including the right to vote the Units and the right to receive any cash distributions in respect of such Units, until such time (if ever) as such Units are forfeited back to the Company. Except as provided in Section 3.8 of the LLC Agreement, Transferee shall not be required to return to Transferor any distributions received by Transferee (or any Permissible Transferee of Transferee) in respect of subsequently forfeited Units.

                  (c) Upon forfeiture of Units held by Transferee back to Transferor pursuant to Section 4(a), Transferee shall (i) cease to be a Member of the Company and shall have no further rights to allocations of Profits and Losses of the Company or to distributions, including those of any Profits previously allocated to Transferee except to the extent already received, if as a result of such forfeiture no Units continue to be held by Transferee, or (ii) if Transferee continues to hold other Units, continue to be a Member of the Company but shall have no further rights to allocations of Profits in respect of the forfeited Units or to distributions in respect of the forfeited Units except to the extent already received. Any forfeiture of Units shall, without any further action by the Board, Transferee, Transferor, the Company or any other Person, result in an automatic Transfer of the Units so forfeited hereunder from Transferee to Transferor.

                  (d) Upon forfeiture of Units held by any Permissible Transferee of Transferee back to Transferor pursuant to Section 4(a), such Permissible Transferee shall (i) cease to be a Member of the Company and shall have no further rights to allocations of Profits and Losses of the Company or to distributions, including those of any Profits previously allocated to such Permissible Transferee except to the extent already received, if as a result of such forfeiture no Units continue to be held by such Permissible Transferee, or
(ii) if such Permissible Transferee continues to hold other Units, continue to be a Member of the Company but shall have no further rights to allocations of Profits in respect of the forfeited Units or to distributions in respect of the forfeited Units except to the extent already received. Any forfeiture of Units shall, without any further action by the Board, such Permissible Transferee, Transferor, the Company or any other Person, result in an automatic Transfer of the Units so forfeited hereunder from such Permissible Transferee to Transferor.

         5.       Section 83(b) Tax Election.

         Within 30 days from the date of Transfer of Units to Transferee pursuant to this Agreement, Transferee shall duly file with the IRS an election under Section 83(b) of the Internal Revenue Code (in substantially the form attached as Annex B hereto), and shall deliver a copy of such election, as filed, to Insignia. Notwithstanding anything contained in this Agreement to the contrary, Transferee's filing and delivery of the Section 83(b) Tax Election Form shall be a condition precedent to Transferor's obligation as may otherwise be provided hereunder to provide Units to Transferee, and the failure of Transferee to satisfy such requirement with respect to the Units shall cause such Units to be forfeited in accordance with Section 4 hereof.

         6.       Miscellaneous.

                  (a) Without limiting any power and authority otherwise possessed by Transferor, Transferor shall have the full power and authority to interpret and administer this Agreement and any other instrument or agreements relating to this Agreement. The Transferor's actions in this regard shall be final, conclusive and binding upon all persons, including without limitation Transferee and Transferee's beneficiaries.

                  (b) The failure of Transferor, Transferee or the Company to insist upon strict compliance with any provision of this Agreement, or to assert any right Transferor, Transferee or the Company, respectively, may have under this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the LLC Agreement.

                  (c) Nothing in this Agreement shall confer on Transferee any right to continue in the employ or other service of Insignia or interfere in any way with the right of Insignia to terminate Transferee's employment or other service at any time.

                  (d) The Company is an express third-party beneficiary of this Agreement.

                  (e) TRANSFEREE EXPRESSLY ACKNOWLEDGES THAT PURSUANT TO SECTION
2.13 OF THE LLC AGREEMENT, EXCEPT AS EXPRESSLY SET FORTH IN THE LLC AGREEMENT THE BOARD AND THE MANAGERS ACTING WITHIN THEIR CAPACITY HAVE NO DUTY TO TRANSFEREE, FIDUCIARY OR OTHERWISE, AND MAY TAKE WHATEVER ACTIONS THEY DEEM APPROPRIATE IN THEIR SOLE AND ABSOLUTE DISCRETION INCLUDING, BUT NOT LIMITED TO, REDUCING OR FORFEITING THE COMPANY'S ENTIRE INTEREST IN IOP-II WITHOUT ANY CONSIDERATION, AND TRANSFEREE HEREBY CONFIRMS AND AGREES TO SUCH LIMITATION ON THE DUTY OF THE BOARD COLLECTIVELY AND ON EACH MANAGER INDIVIDUALLY.

         7.       Notices.

                  All notices under this Agreement shall be in writing and delivered personally or by recognized overnight courier, as follows:

                  if to Transferor:

                           Insignia Financial Services, Inc.
                           102 Woodmont Boulevard
                           Suite 400
                           Nashville, Tennessee 37205
                           Attn: Frank M. Garrison

                  if to Transferee:


                           ---------------------

                           ---------------------

                           ---------------------
                  if to the Company:

                           Insignia Opportunity Directives II, LLC
                           c/o Insignia Financial Services, Inc.
                           102 Woodmont Boulevard
                           Suite 400
                           Nashville, Tennessee 37205
                           Attn: Frank M. Garrison

                  Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 7.

         8.       Captions.

                  The use of captions in this Agreement is for convenience. The captions are not intended to and do not provide substantive rights.

         9.       Amendment; Waiver; Severability.

                  This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party charged therewith. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         10.      Governing Law.

                  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

         11.      Counterparts.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            TRANSFEROR:
                                            INSIGNIA FINANCIAL SERVICES, INC.
                                            By:
                                                    Jeffrey P. Cohen
                                                    ---------------------------
                                                    Executive Vice President

                                            TRANSFEREE:

                                            Name:

AS REQUIRED BY THE LLC AGREEMENT, THIS AGREEMENT AND THE TRANSFER OF UNITS PURSUANT HERETO IS HEREBY APPROVED BY THE BOARD OF MANAGERS OF THE COMPANY:

INSIGNIA OPPORTUNITY DIRECTIVES II, LLC


By:
   ------------------------------------
    Jeffrey P. Cohen
    Manager

                                   SCHEDULE I

                               FORFEITURE SCHEDULE

                                   SCHEDULE II

                                   INDIVIDUALS


Farkas, Andrew
Garrison, Frank
Carleton, George
Cohen, Jeffrey
Aston, James
Uretta, Ron
Siegel, Steve
Gilbert, Adam
Lytle, Joseph
Mixson, Brenda
Currin, Tara

                                     ANNEX A


                       LIMITED LIABILITY COMPANY AGREEMENT


                                       OF


                     INSIGNIA OPPORTUNITY DIRECTIVES II, LLC

                                     ANNEX B


                         Section 83(b) TAX ELECTION FORM

                       ELECTION TO INCLUDE IN GROSS INCOME
                         IN YEAR OF TRANSFER OF PROPERTY
             PURSUANT TO SECTION 83(B) OF THE INTERNAL REVENUE CODE


         The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.   THE NAME, ADDRESS AND TAXPAYER IDENTIFICATION NUMBER OF THE UNDERSIGNED
     ARE:

     [Name and Address]

     Taxpayer I.D. No.:  _______

2.   DESCRIPTION OF PROPERTY WITH RESPECT TO WHICH THE ELECTION IS BEING MADE:

     ___ Class A Units, ___ Class B Units and ___ Class C Units of Profits Interest in Insignia Opportunity Directives II, LLC.

3.   THE DATE OF TRANSFER OF PROPERTY IS: ______.

     THE TAXABLE YEAR TO WHICH THIS ELECTION RELATES IS:  Calendar Year ____.

4.   THE NATURE OF THE RESTRICTION(S) TO WHICH THE PROPERTY IS SUBJECT IS:

     The property vests over a period of approximately ____ (__) years.

     The property is non-transferable in the taxpayer's hands, except for certain estate-related planning purposes and transfers to family members, by virtue of the Limited Liability Company Agreement of Insignia Opportunity Directives II, LLC, and cash distributions received in respect of the property are subject to forfeiture/clawback under certain circumstances.

5.   FAIR MARKET VALUE:

     The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $2.50 per Class A Unit, $1.25 per Class B Unit and $0.25 per Class C Unit.

6.   AMOUNT PAID FOR PROPERTY:

     The aggregate amount paid by taxpayer for said property is $0.00.

7.   FURNISHING STATEMENT TO EMPLOYER:

     A copy of this statement has been furnished to Insignia Financial Group, Inc.



     Dated:                                      Signature:
            --------------------------------               --------------------